UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          _____________________________

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                          _____________________________

        Date of Report (Date of earliest event reported): August 23, 2005

                           Orthofix International N.V.
             (Exact name of Registrant as specified in its charter)

    Netherlands Antilles               0-19961                      N/A
(State or other jurisdiction    Commission File Number       (I.R.S. Employer
     of incorporation)                                    Identification Number)
                          _____________________________

                             7 Abraham de Veerstraat
                                     Curacao
                              Netherlands Antilles                   N/A
                     (Address of principal executive offices)     (Zip Code)

     Registrant's telephone number, including area code: 011-59-99-465-8525
                          _____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.   Regulation FD Disclosure
             ------------------------

         Orthofix International N.V. (the "Company") gave guidance about its revenue and net income growth for the year ending December 31, 2006. The Company's revenues are expected to increase by 9% to 11%, and net income is expected to increase by 11% to 13%, for the year ending December 31, 2006.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ORTHOFIX INTERNATIONAL N.V.

                                              By: /s/ Thomas Hein
                                              ---------------------------------
                                              Name:  Thomas Hein
                                              Title: Chief Financial Officer



Date:  August 23, 2005